UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2026
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim CFO

On March 11, 2026, Peloton Interactive, Inc. (the “Company”) announced the appointment of Saqib Baig, the Company’s Chief Accounting Officer, as interim Chief Financial Officer (“Interim CFO”) effective March 27, 2026. As previously disclosed, Liz Coddington will step down from her position as Chief Financial Officer, effective March 27, 2026, to pursue an external opportunity.

Mr. Baig, age 48, has served as the Company’s Chief Accounting Officer since November 2022, and oversees the Company’s controllership, financial reporting, SOX compliance, finance operations, and finance technology functions. Since August 2025, he has also served as the Chief Financial Officer of the Company’s Commercial Business Unit. Prior to joining Peloton, Mr. Baig most recently served as Controller of Accounting Risk, Valuation, and Financial Reporting at Meta Platforms, Inc., from July 2019 to November 2022. Mr. Baig brings more than 25 years of global finance and leadership experience.

Other than as described above, there are no arrangements or understandings between Mr. Baig and any other person pursuant to which Mr. Baig was appointed as Interim CFO of the Company. Mr. Baig does not have a family relationship with any director or executive officer of the Company (or any person nominated or chosen by the Company to become a director or executive officer of the Company) or a direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: March 11, 2026	By:	/s/ Tammy Albarran
Tammy Albarran
Chief Legal Officer